UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2016 (May 12, 2016)

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle

Fremont, California 94555

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2016 annual meeting of stockholders (the “Annual Meeting”) of Electronics For Imaging, Inc. (the “Company”) held on May 12, 2016, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are set forth in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 4, 2016.

Proposal 1:

The Company’s stockholders elected six (6) nominees to the Board of Directors, each to hold office until the next annual meeting or until his successor is duly elected and qualified.

Nominee	Votes For	% of Voted Shares Cast For	Votes Withheld	% of Voted Shares Withheld	Broker Non-Votes*
Eric Brown	42,126,461	98	723,700	2	2,709,818
Gill Cogan	41,328,490	96	1,521,671	4	2,709,818
Guy Gecht	42,224,129	99	626,032	1	2,709,818
Thomas Georgens	42,138,682	98	711,479	2	2,709,818
Richard A Kashnow	41,281,899	96	1,568,262	4	2,709,818
Dan Maydan	41,328,465	96	1,521,696	4	2,709,818

*	Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Proposal 1 is considered to be a non-routine matter under the rules of the New York Stock Exchange (the “NYSE”), which apply to all NYSE-licensed brokers. Broker non-votes are not counted in the outcome of Proposal 1 because the election of directors is based on the votes actually cast.

Proposal 2:

The Company’s stockholders cast their votes to approve a non-binding proposal on executive compensation as set forth below:

Votes For	% of Voted Shares Cast For	Votes Against	% of Voted Shares Against	Abstain	Broker Non-Votes**
33,224,413	78	9,492,796	22	132,952	2,709,818

**	Proposals 2 is considered to be a non-routine matter under the rules of the NYSE. Broker non-votes had no effect on the outcome of Proposal 2 because they are not considered entitled to vote on non-routine proposals.

Proposal 3:

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 as set forth below:

Votes For	% of Voted Shares Cast For	Votes Against	% of Voted Shares Against	Abstain	Broker Non-Votes
43,907,236	97	1,574,417	3	78,426	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 13, 2016	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Guy Gecht
	Name:	Guy Gecht
	Title:	Chief Executive Officer